UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 12, 2005

NUVASIVE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50744	33-0768598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

4545 Towne Centre Court San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

(858) 909-1800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                 re-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement, Item 2.01. Completion of Acquisition or Disposition of Assets and Item 3.02. Unregistered Sales of Equity Securities.

On August 12, 2005, NuVasive, Inc. (“NuVasive”) acquired assets and intellectual property from RiverBend Design LLC (“RiverBend”), pursuant to the terms of an Intellectual Property Purchase Agreement dated as of such date (the “IP Purchase Agreement”).  The acquired intellectual property includes a patent application and related technology and know-how for use in developing dynamic stabilization products.

The closing of the acquisition was completed on the same date as the IP Purchase Agreement.  NuVasive made a closing payment to RiverBend of 51,308 unregistered shares of common stock.  NuVasive has agreed to register the shares for resale.  In addition, NuVasive will make royalty payments to RiverBend based on sales of products based on the acquired technology.

NuVasive issued a press release regarding the acquisition of technology from RiverBend.  A copy of the press release is attached hereto as Exhibit 99.1

In addition, on August 12, 2005, NuVasive executed an Intellectual Property Purchase Agreement Addendum (the “Addendum”) with Spine Partners LLC (“Spine Partners”), which amended the terms of the Intellectual Property Purchase Agreement dated October 10, 2002.   The Addendum adjusts the royalty payments due to Spine Partners for the NuVasive SpheRx™ multi-axial pedicle screws.  The Addendum also establishes the transfer of multiple patent applications and related technology and know-how relating to pedicle-based dynamic stabilization systems.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1*	Intellectual Property Purchase Agreement, dated as of August 12, 2005, by and between NuVasive, Inc. and RiverBend Design LLC.
10.2*	Intellectual Property Purchase Agreement Addendum dated as of August 12, 2005, by and between NuVasive, Inc. and Spine Partners LLC.
99.1	Press Release issued by NuVasive, Inc. dated August 17, 2005

* Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  This exhibit has been filed separately with the Secretary of the Commission without the redactions pursuant to our Application Requesting Confidential Treatment under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 17, 2005	NUVASIVE, INC.
	By:	/s/ Kevin C. O’Boyle
Kevin C. O’Boyle, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Intellectual Property Purchase Agreement, dated as of August 12, 2005, by and between NuVasive, Inc. and RiverBend Design LLC.
10.2*	Intellectual Property Purchase Agreement Addendum dated as of August 12, 2005, by and between NuVasive, Inc. and Spine Partners LLC.
99.1	Press Release issued by NuVasive, Inc. dated August 17, 2005

* Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  This exhibit has been filed separately with the Secretary of the Commission without the redactions pursuant to our Application Requesting Confidential Treatment under the Securities Exchange Act of 1934.